UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90064
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	SEPTEMBER 30, 2012

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Annual Report

September 30, 2012

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Performance

In the third quarter, Paramount's net asset value gained just over 6%1 which slightly surpassed the advance of the benchmark Russell 2500 which was just under 6%. The biggest positive contributors for the quarter were Franklin Electric (+18%), FMC Technology (+18%), Copart (+17%) and Signet Jewelers (+11%), all of whom produced good results despite the slowing economy. The weaker economy did weigh on the quarter's largest detractors. Knight Transportation (-11%) and Heartland Express (-7%) suffered from a weak freight shipping environment, while VCA Antech (-10%) and Clarcor (-7%) reported a slowdown in their businesses.

For the year-to-date period, Paramount continues to meaningfully trail the benchmark, with an increase of 9%1 compared to 14%. Company-specific results benefitted WABCO (+33%), Life Technologies (+26%), Franklin Electric (+39%) and Noble Corp. (18%). Concerns about economic growth weighed on ScanSource (-11%), CarMax (-7%), Knight (-9%) and Heartland (-7%). It is important to note that nothing changed our fundamental assessment of any of these businesses. We believe all possess attractive future return potential.

Commentary

"Heavy Lifting Ahead"

U.S. and European equity markets rallied in the third quarter largely on the European Central Bank's (ECB) pledge to buy unlimited quantities of eurozone government bonds.2 In the short term, the ECB action was a very significant step, but many long-term structural issues in Europe remain unresolved. We are evaluating businesses accordingly, against the backdrop of the long-term challenges.

In the first half of the year, markets feared that escalating government borrowing costs would potentially force a country to leave the eurozone. Then the ECB committed to buy unlimited amounts of one- to three-year sovereign bonds after countries make a formal request and submit to conditions of reform. The willingness to buy unlimited quantities puts a floor under eurozone bond prices and sharply reduces the risk of a country exiting the eurozone in the short term.

The ECB's actions which effectively bought time for Europe's governments were the easy part. Now the politicians must tackle the difficult long-term challenges facing their countries. The eurozone is effectively back in recession.3 While political uncertainty likely caused this latest downturn, historical growth has been meager. Over the euro's entire history since January 1999, eurozone gross domestic product (GDP) never reached 1.5%.4 In order to sustainably improve the level of economic growth, significant steps are required. First, the banking system must be addressed. Eurozone banks on average hold total assets that represent 3.5 times their country's GDP.5 That amount of leverage means losses caused by the weak economy or poor political decisions still have the potential to rapidly erode the banks' capital positions. Caution about this precarious situation coupled with regulation requiring higher capital levels means banks are not in a position to lend. This is a significant impediment to growth since bank lending historically represented more than half of eurozone corporate borrowing.6 Second,

1  Returns for FPA Paramount Fund, Inc. are calculated at net asset value and do not reflect deduction of the maximum sales charge of 5.25% which, if reflected, would reduce the performance shown. Please refer to page 4 for additional performance information.

2  The eurozone refers to the European countries that use the euro as their currency.

3  Eurostat.

4  Eurostat.

5  CLSA, Eurostat, FPA analysis. For comparison the same ratio for U.S. banks stands at 0.9 times.

6  In the U.S. bank lending represents 15-20% of corporate borrowing.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

governments must address their uncompetitive labor markets. Since the introduction of the euro, unit labor costs in France, Italy and Spain have each risen at least 25% higher than those in Germany7. That makes French, Italian and Spanish workers relatively more expensive than Germans, let alone compared to workers in developing economies.

Our base case is that Europe's politicians continue to try to muddle through when urgency is required instead. Banks need more capital, but bloated sovereign balance sheets make them less likely to provide the required amounts. Additional wage cuts in the short term appear too painful to occur in any size, implying a long adjustment period for relative labor costs. All of this leads us to expect resulting economic growth in Europe will continue to be meager. In the longer term, we believe there is still a significant possibility that one or more countries will abandon the principle of European political stability through unity, and leave the eurozone.

Company Discussion

We think our shareholders should be aware that the process of discovering and investigating potential investments is a continuing one despite what might appear to be overwhelmingly negative circumstances. We must strive to insure that we don't let the more obvious negatives in the environment blind us to individual companies which are managing to successfully swim against the current.

At the moment, for example, it is quite clear that much of Europe is a mess, and more likely to get worse than better. In addition, it is also obvious that European housing has been flagrantly overbuilt, Spain being a prime example, and recovery is many years off. Also, we are all well aware that the euro has been weak and the Swiss franc and U.S. dollar strong.

It may therefore come as a surprise that we have been actively investigating two companies which are heavily involved in European construction, both residential and commercial, with a substantial cost base in Switzerland.

The first is a major manufacturer of both plumbing systems and fixtures for a heavily-European customer base. This company specializes in fashion and functionality that appeal to a high-end consumer. To serve this market segment it is required to maintain strong relationships with key decision makers — architects and designers.

About 85% of its sales are to European customers, with its greatest strength in Germany and Switzerland, where high-quality products are especially appreciated. The company incurs considerable costs in Swiss francs. We have visited the company in Switzerland and came away with a very positive impression.

The second one is a manufacturer of HVAC components for commercial and industrial markets. The company's strong position in the market is driven by technological innovation and high service levels. It has been winning market share in both Europe and North America, but Europe continues to be its largest market at 55% of total sales. This company also incurs significant costs in Swiss francs. We are very impressed by its strong market position and financial strength.

Note that these should not be viewed as conventional value investments, where a company's uncertain prospects are more than offset by its deeply discounted valuation.

On the contrary, these are companies which meet our most rigorous tests — operating margins in excess of 20%, revenue growth despite the challenging environment, and more balance sheet cash than debt.

Stepping back for a moment, much of the strength which selected companies have been seeing in this market may be driven by flight capital. People of means in southern Europe want their capital to be either in a

7  Source: Organization for Economic Cooperation and Development.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

stable Euro environment (like Germany), or in a different currency entirely (Swiss francs or British pounds) with many preferring to own real estate rather than financial assets.

We view the scenario as follows. Spanish entrepreneurs constructed vast numbers of vacation and retirement houses, then sold them to English and German buyers. A few years later, facing both economic and political risks at home, our Spanish builder takes his profits and buys an apartment in Berlin or London, where prices have been rising rapidly.

We recognize that the benefit both of our candidates received from rising real estate prices will not continue indefinitely. Out of conservatism, we contemplate that it could reverse, particularly when considered alongside the long-term challenges discussed previously. That conservatism coupled with valuations that reflect past success for these businesses cause us to continue our evaluation of both.

We are pleased to receive reader feedback to shareholder letters at the email address, paramount@fpafunds.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

November 12, 2012

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Paramount Fund, Inc. vs. Russell 2500 Index and Lipper Mid-Cap Core Fund Average from October 1, 2002 to September 30, 2012

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $23,996 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $25,326. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 11 and 14.

The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA PARAMOUNT FUND, INC.
PORTFOLIO SUMMARY

September 30, 2012
(Unaudited)

Common Stocks		90.4%
Producer Durable Goods	23.0%
Business Services & Supplies	19.2%
Retailing	17.3%
Health Care	12.8%
Energy	7.1%
Technology	6.3%
Transportation	4.7%
Short-Term Investments		9.6%
Other Assets and Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2012
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Domino Printing Sciences plc	150,000
EVS Broadcast Equipment S.A.	60,000
Halma plc	170,500
Rotork plc	24,400
Spirax-Sarco Engineering plc	54,000
NET SALES
Common Stocks
Brady Corporation (Class A) (1)	24,500
Carnival Corporation (1)	54,400
Dolby Laboratories, Inc. (Class A)	75,200
Lincare Holdings, Inc. (1)	341,600
ManpowerGroup Inc.	12,000
O'Reilly Automotive, Inc.	6,300

(1)  Indicates elimination from portfolio

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS

September 30, 2012

COMMON STOCKS	Shares	Fair Value
PRODUCER DURABLES — 23.0%
Actuant Corporation (Class A)	196,600	$5,626,692
Franklin Electric Co., Inc.	129,900	7,857,651
Graco Inc.	172,000	8,648,160
HNI Corporation	311,500	7,946,365
IDEX Corporation	155,950	6,514,031
Rotork plc (Great Britain)	38,500	1,406,817
WABCO Holdings, Inc.*	229,000	13,206,430
Zebra Technologies Corporation (Class A)*	223,400	8,386,436
		$59,592,582
BUSINESS SERVICES & SUPPLIES — 19.2%
Aggreko plc (Great Britain)	76,337	$2,851,034
Clarcor, Inc.	142,900	6,377,627
Copart, Inc.*	410,600	11,385,938
Domino Printing Sciences plc (Great Britain)	225,000	2,010,915
Halma plc (Great Britain)	730,000	4,996,631
Landauer, Inc.	3,800	226,936
ManpowerGroup Inc.	112,900	4,154,720
ScanSource Inc.*	381,500	12,215,630
Spirax-Sarco Engineering plc (Great Britain)	163,000	5,503,434
		$49,722,865
RETAILING — 17.3%
CarMax, Inc.*	443,200	$12,542,560
L'Occitane International SA (Luxembourg)	1,060,000	2,802,322
O'Reilly Automotive, Inc.*	183,800	15,369,356
Signet Jewelers Ltd. (Bermuda)	291,500	14,213,540
		$44,927,778
HEALTH CARE — 12.8%
bioMérieux S.A. (France)	42,500	$3,944,663
Bio-Rad Laboratories, Inc.*	75,600	8,068,032
Life Technologies Corporation*	247,300	12,088,024
Sonova Holding AG (Switzerland)	30,000	3,031,899
Varian Medical Systmes, Inc.*	23,100	1,393,392
VCA Antech, Inc.*	240,200	4,739,146
		$33,265,156
ENERGY — 7.1%
FMC Technologies, Inc.*	205,300	$9,505,390
Noble Corporation (Switzerland)	249,700	8,934,266
		$18,439,656

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2012

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
TECHNOLOGY — 6.3%
EVS Broadcast Equipment S.A. (Belgium)	73,000	$4,030,805
Maxim Integrated Products, Inc.	191,400	5,095,068
Microchip Technology, Inc.	216,100	7,075,114
		$16,200,987
TRANSPORTATION — 4.7%
Heartland Express, Inc.	467,900	$6,251,144
Knight Transportation, Inc.	408,600	5,842,980
		$12,094,124
TOTAL COMMON STOCKS — 90.4% (Cost $198,049,806)		$234,243,148
SHORT-TERM INVESTMENTS — 9.6% (Cost $25,032,970)
Federal Home Loan Mortgage Corporation Discount Note — 0.07% 10/01/12	$10,000,000	$10,000,000
Exxon Mobil Corporation — 0.07% 10/03/12	9,000,000	8,999,965
State Street Bank Repurchase Agreement — 0.01% 10/01/12 (Dated 09/28/12, repurchase price of $6,033,005, collateralized by $4,995,000 Principal Amount U.S. Treasury Bonds — 3.875% — 08/15/40, fair value $6,156,338)	6,033,000	6,033,005
TOTAL SHORT-TERM INVESTMENTS		$25,032,970
TOTAL INVESTMENTS — 100.0% (Cost $223,082,776)		$259,276,118
Other assets and liabilities, net — (0.0)%		(118,101)
TOTAL NET ASSETS — 100.0%		$259,158,017

*Non-income producing security

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $198,049,806)	$234,243,148
Short-term investment — at amortized cost (maturities 60 days or less)	25,032,970	$259,276,118
Cash		677
Receivable for:
Capital stock sold	$190,173
Dividends	39,369	229,542
		$259,506,337
LIABILITIES
Payable for:
Advisory fees and financial services	$169,042
Capital stock repurchased	153,778
Accrued expenses	25,500	348,320
NET ASSETS		$259,158,017
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 12,956,242 shares		$3,239,061
Additional paid-in capital		229,811,509
Accumulated net loss on investments		(10,119,109)
Undistributed net investment income		33,214
Unrealized appreciation of investments		36,193,342
NET ASSETS		$259,158,017
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$20.00
Maximum offering price per share (100/94.75 of per share net asset value)		$21.11

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

September 30, 2012

INVESTMENT INCOME
Interest		$7,612
Dividends		2,421,095
		$2,428,707
EXPENSES
Advisory fees	$1,705,521
Financial services	254,696
Transfer agent fees and expenses	124,322
Reports to shareholders	59,094
Registration fees	51,729
Directors fees and expenses	43,231
Audit fees	42,102
Line of credit	38,125
Legal fees	34,750
Custodian fees and expenses	34,226
Other fees and expenses	7,697	2,395,493
Net investment income		$33,214
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS — Note 1
Net realized gain on investments:
Proceeds from sales of investment securities	$49,959,030
Cost of investment securities sold	46,882,232
Net realized gain on investments		$3,076,798
Change in unrealized appreciation of investments:
Unrealized depreciation at beginning of year	$(20,041,500)
Unrealized appreciation at end of year	36,193,342
Change in unrealized appreciation of investments		56,234,842
Net realized and unrealized gain on investments		$59,311,640
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$59,344,854

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30,
	2012		2011
CHANGE IN NET ASSETS
Operations:
Net investment income	$33,214		$213,243
Net realized gain on investments	3,076,798		999,400
Change in unrealized appreciation of investments	56,234,842		(13,327,700)
Change in net assets resulting from operations		$59,344,854		$(12,115,057)
Distributions to shareholders from net investment income		—		(817,332)
Capital Stock transactions:
Proceeds from Capital Stock sold	$10,130,378		$36,384,989
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		761,242
Cost of Capital Stock repurchased*	(34,227,068)	(24,096,690)	(38,959,589)	(1,813,358)
Total change in net assets		$35,248,164		$(14,745,747)
NET ASSETS
Beginning of year		223,909,853		238,655,600
End of year		$259,158,017		$223,909,853
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		527,355		1,948,736
Shares issued to shareholders upon reinvestment of dividends and distributions		—		40,320
Shares of Capital Stock repurchased		(1,847,349)		(2,133,635)
Change in Capital Stock outstanding		(1,319,994)		(144,579)

*  Net of redemption fees of $1,050 and $5,843 for the years ended September 30, 2012 and September 30, 2011, respectively.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended September 30,
	2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of year	$15.68	$16.55	$14.55	$15.01	$17.06
Income from investment operations:
Net investment income	— *	$0.02	$0.03	$0.01	$0.05
Net realized and unrealized gain (loss) on investment securities	$4.32	(0.83)	1.97	(0.40)	(2.09)
Total from investment operations	$4.32	$(0.81)	$2.00	$(0.39)	$(2.04)
Less dividends from net investment income	—	$(0.06)	—	$(0.07)	$(0.01)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$20.00	$15.68	$16.55	$14.55	$15.01
Total investment return**	27.55%	(4.95)%	13.75%	(2.43)%	(11.96)%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$259,158	$223,910	$238,656	$231,469	$296,646
Ratio of expenses to average net assets	0.94%	0.93%	0.95%	0.99%	0.89%
Ratio of net investment income to average net assets	0.01%	0.08%	0.20%	0.09%	0.29%
Portfolio turnover rate	6%	10%	3%	46%	12%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

September 30, 2012

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is high total investment return, including capital appreciation and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $13,632,806 for the year ended September 30, 2012. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had no distributable earnings at September 30, 2012 and the Fund paid no distributions during the fiscal year ended September 30, 2012. For the fiscal year ended September 30, 2011, the Fund paid $817,332 from ordinary income.

Accumulated net realized losses of $10,080,382 can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $2,693,756 in 2017, $3,366,139 in 2018 and $4,020,487 in 2019.

The cost of investment securities held at September 30, 2012, was $198,088,532 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2012, for federal income tax purposes was $51,129,985 and $14,975,369, respectively resulting in net unrealized appreciation of $36,154,616. As of and during the year ended September 30, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2009 or by state tax authorities for years ended on or before September 30, 2008.

During the year ended September 30, 2012, the Fund reclassified $154,652 from Undistributed Net Investment Income to Additional Paid-in Capital for distributions in excess of net investment income, and $21,111 was reclassified between Accumulated net losses and Additional Paid-in Capital for wash sales from prior years.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

For the year ended September 30, 2012, the Fund paid aggregate fees of $42,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2012, the Fund collected $1,050 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the year ended September 30, 2012, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $3,913 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising. Effective at the opening of business on October 1, 2012, UMB Distribution Services, LLC commenced serving as distributor to the Fund. The new distribution agreement is similar to the prior agreement with FPA Fund Distributors, Inc. There is no cost to the Fund or its shareholders for the services provided under the agreement.

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2012:

	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$234,243,148	—	—	$234,243,148
Short-Term Investments(2)	—	$25,032,970	—	25,032,970
	$234,243,148	$25,032,970	—	$259,276,118

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended September 30, 2012.

NOTE 9 — Line of Credit

The Fund, along with FPA Perennial Fund, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit. During the year ended September 30, 2012, the Fund had no borrowings under the agreement.

Note 10 — New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 "Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements." The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. These new pronouncements are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact these pronouncements may have on the Fund's financial statements.

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PARAMOUNT FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 19, 2012

FPA PARAMOUNT FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 6, 2012, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2013, on the recommendation of the Independent Directors who met in executive session on August 6, 2012 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser before the meeting as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers, Eric Ende and Steven Geist, who have managed the Fund since 2000, Gregory A. Herr, who joined the Adviser in 2007, and Pierre O. Py, who joined the Adviser in September, 2011. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Lipper, a Thomson Reuters Company ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap core funds selected by Lipper (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive longer-term investment performance when compared to the Peer Group. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Board and the Independent Directors also noted that the overall expense ratio of the Fund was the lowest when compared to the Peer Group. The Directors also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee, and considered amounts paid or reimbursed to the Adviser for financial services. In addition, the Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the institutional accounts managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the advisory fees and expenses paid by the Fund to the Adviser should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including amounts paid or reimbursed to the Adviser for financial services. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost. The Board and the Independent Directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund was not unreasonable or excessive.

FPA PARAMOUNT FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources: staffing. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in increasing the portfolio management team to four, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund. The Board and the Independent Directors also noted that asset levels of the Fund are currently lower than they were five years ago, yet the Adviser has continued to make investments in personnel servicing the Fund.

The Independent Directors noted that the fee rate contained breakpoints as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. In particular, they noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2013.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2012 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2012	$1,000.00	$1,000.00
Ending Account Value September 30, 2012	$979.91	$1,020.28
Expenses Paid During Period*	$4.62	$4.72

*  Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2012 (183/365 days).

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (77)†	Director & Chairman* Years Served: 10	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7
Thomas P. Merrick – (75)†	Director* Years Served: 4	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
A. Robert Pisano – (69)†	Director* Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	2	Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (69)†	Director* Years Served: <1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Allan M. Rudnick – (71)†	Director* Years Served: <1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Eric S. Ende – (68)	Director* President & Portfolio Manager Years Served: 12	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3
Steven R. Geist (58)	Executive Vice President & Portfolio Manager Year Served: 12	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.
Gregory A. Herr – (40)	Vice President & Portfolio Manager Years Served: 1	Vice President and Analyst of the Adviser since 2007. Formerly a research analyst at Vontobel Asset Management, Inc. from 2003 to 2007.
Pierre O. Py – (36)	Vice President & Portfolio Manager Years Served: 1	Vice President and Portfolio Manager of the Adviser since 2011. Formerly an international investment analyst at Harris Associates L.P. from 2005 to 2010.
J. Richard Atwood – (52)	Treasurer Years Served: 15	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 17	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Sherry Sasaki – (57)	Secretary Years Served: 30	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.
E. Lake Setzler – (45)	Assistant Treasurer Years Served: 6	Vice President and Controller of the Adviser.
Michael P. Gomez – (26)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                                                         Principal Accountant Fees and Services.

		2011	2012
(a)	Audit Fees	$35,000	$36,000
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$7,100	$7,860
(d)	All Other Fees	-0-	-0-

(e)(1)                    Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                    Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)                                 Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.                                                         Audit Committee of Listed Registrants. Not Applicable.

Item 6.                                                         Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.                                                         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                  Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                                                  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                  Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:      November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:      November 21, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:      November 21, 2012